UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2014

Dynacast International Inc.

(Exact name of Registrant as specified in charter)

Delaware	333-179497	90-0728033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14045 Ballantyne Corporate Place, Suite 300 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 927-2789

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into Material Definitive Agreement.

On September 30, 2014, Climax Engineered Materials, LLC, a Colorado limited liability company (“Climax”), Freeport Minerals Corporation, a Delaware corporation (“Freeport”), Dynacast International Inc., a Delaware corporation (“Dynacast”), and Dynacast LLC, a Delaware limited liability company and wholly-owned subsidiary of Dynacast (“Dynacast LLC”), entered into the First Amendment to Stock Purchase Agreement (the “Amendment”) amending the Stock Purchase Agreement, dated as of August 27, 2014 among Climax, Freeport, Dynacast and Dynacast LLC, previously disclosed in the Current Report on Form 8-K filed by Dynacast on September 3, 2014 (as amended, the “Purchase Agreement”). Among other things, the Amendment provides that the base purchase price payable to Climax upon closing of the acquisition by Dynacast LLC of Kinetics Climax, Inc., a Delaware corporation and wholly-owned subsidiary of Climax (“Kinetics”), is $45,000,000 less debt and transaction expenses and subject to a post-closing working capital adjustment. The Amendment also revised the calculation of the contingent consideration payment which is based on future earnings.

The foregoing description of certain terms of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 30, 2014, Dynacast LLC completed the acquisition of all of the outstanding stock of Kinetics from Climax pursuant to the Purchase Agreement (the “Acquisition”). The base purchase price paid at closing was $44,120,830 after various credits and is subject to certain post-closing adjustments as provided in the Purchase Agreement. In addition, Dynacast LLC may pay an additional amount of contingent consideration up to a maximum of $15,000,000 as provided in the Purchase Agreement.

Item 8.01.	Other Events.

On October 1, 2014, Dynacast issued a press release pursuant to which it announced that it had completed the acquisition of Kinetics. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The required financial statements will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the filing hereof.

(b)	Pro Forma Financial Information

The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the filing hereof.

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to Stock Purchase Agreement, dated as of September 30, 2014, among Climax Engineered Materials, LLC, Freeport Minerals Corporation, Dynacast LLC and Dynacast International Inc. (pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the First Amendment to Stock Purchase Agreement have been omitted and will be supplementally provided to the SEC upon request).

99.1	Press Release dated October 1, 2014 issued by Dynacast International Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2014

DYNACAST INTERNATIONAL INC.

By:	/s/ Adrian D. Murphy
Adrian D. Murphy
Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Stock Purchase Agreement, dated as of September 30, 2014, among Climax Engineered Materials, LLC, Freeport Minerals Corporation, Dynacast International LLC and Dynacast International Inc.

99.1	Press Release dated October 1, 2014 issued by Dynacast International Inc.